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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported): JULY 10, 1997


                            Commission file number 2-76555


                           COMMERCE SECURITY BANCORP, INC.
               (Exact name of registrant as specified in its charter)


                  DELAWARE                                   33-0720548
                  --------                                   ----------
       (State or other jurisdiction of                  (I.R.S. Employer or
       incorporation or organization)                    Identification No.)


7777 CENTER AVENUE, HUNTINGTON BEACH, CALIFORNIA              92647-3067
------------------------------------------------              ----------
   (Address of principal executive offices)                   (Zip Code)


                                    (714) 895-2929
                                    --------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS
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    SALE OF CAPITAL SECURITIES BY CERTAIN PRINCIPAL SHAREHOLDERS.  As
previously reported on Form 8-K/A filed on July 11, 1997 by Commerce Security Bancorp, Inc. (the "Company"), CSBI Capital Trust I (the "Trust"), a special purpose Delaware business trust formed by the Company, issued a total of 27,657 shares of Subordinated Capital Income Securities, Series A, having a liquidation value of $1,000 per share (the "Series A Capital Securities"), to Dartmouth Capital Group, L.P. ("DCG"), Madison Dearborn Partners II, L.P. ("MDP"), Olympus Growth Fund II, L.P. ("OGF"), and Olympus Executive Fund, L.P. ("OEF," and together with OGF, "Olympus") and for an aggregate cash payment, net of a 1% commitment fee, of $27,386,368. The Trust in turn invested the proceeds of the Series A Capital Securities in Junior Subordinated Debentures issued by the Company. The Company used the proceeds from the sale of the Junior Subordinated Debentures to fund a portion of the Company's acquisition of Eldorado Bancorp, which was completed on June 6, 1997.

    On July 15, 1997, pursuant to a Purchase Agreement dated July 10, 1997 (the "Purchase Agreement") by and among DCG, MDP, Olympus (collectively, the "Sellers"), the Company, the Trust and the purchaser named therein (the "Initial Purchaser"), the Sellers sold the Initial Purchaser all 27,657 shares of the Series A Capital Securities held by Sellers for an aggregate cash payment, net of a $900,000 commission to the Initial Purchaser, of $26,486,368.

    The foregoing description of the purchase and sale of the Series A Capital Securities is qualified in its entirety by reference to the Purchase Agreement and a certain letter agreement, dated July 10, 1997, among the Sellers and the Company, each of which is filed as an exhibit to this report.

    Certain terms of the Series A Capital Securities, the Junior Subordinated Debentures and related instruments changed as a result of the sale of the Series A Capital Securities by the Sellers to the Initial Purchaser, including a change in the interest rate on the Junior Subordinated Debentures to 11 3/4% per annum.

    The foregoing description of the Series A Capital Securities and the Junior Subordinated Debentures is qualified in its entirety by reference to the Trust's Amended and Restated Declaration of Trust, the form of Junior Subordinated Debentures, the Indenture, and the Amended and Restated Series A Capital Securities Guarantee Agreement (the "Guarantee"), each of which is filed as an exhibit to this report.

    Pursuant to a registration rights agreement (the "Registration Rights Agreement") among the Company, the Trust and the Initial Purchaser, the Company and the Trust have agreed to file, no later than May 15, 1998, a registration statement with respect to an offer to exchange (i) the Series A Capital Securities for a new series of capital securities of the Trust (the "New Capital


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Securities") registered under the Securities Act with terms substantially identical to those of the Series A Capital Securities (except with respect to certain transfer restrictions and distribution provisions), (ii) the Guarantee for an identical guarantee in respect of the New Capital Securities registered under the Securities Act with terms substantially identical to those of the Guarantee and (iii) the Junior Subordinated Debentures for a new series of junior subordinated debentures registered under the Securities Act with terms substantially identical to those of the Junior Subordinated Debentures, with such exceptions and conditions as set forth in the Registration Rights Agreement.

    The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement filed as an exhibit to this report.

    PURCHASE OF SECURITIES FROM DCG. Pursuant to that certain Shareholder Agreement, dated June 6, 1997 (the "Shareholder Agreement"), to which the Company, DCG, MDP and Olympus are parties, MDP and Olympus exercised their option to purchase all of the senior securities of the Company (other than the Series A Capital Securities) acquired by DCG on June 6, 1997, consisting of 18,647 shares of Series B Preferred Stock, 771,788 shares of Special Common Stock, and 639,714 Series B Warrants. The purchase of such securities (the "Senior Equity Securities") occurred immediately following the sale of the Series A Capital Securities referenced above.

    The foregoing description of the purchase by MDP and Olympus of the Senior Equity Securities from DCG is qualified in its entirety by reference to the Shareholder Agreement and that certain Call Exercise Agreement dated July 15, 1997 among MDP, Olympus, DCG and the Company, each of which is filed as an exhibit to this report.

    PRO FORMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. Immediately following the closing of the purchase of the Series A Capital Securities by the Initial Purchaser pursuant to the Purchase Agreement, and the closing of the purchase of the Senior Equity Securities by MDP and Olympus, DCG owned 30.1% of the shares of voting Common Stock of the Company then outstanding, and each of MDP and Olympus owned 9.9%. Exhibit 99.1 to this report sets forth the respective amounts of each tranche of voting securities owned, as of July 15, 1997, by DCG, MDP, Olympus and each other holder of more than 5% of any class of outstanding equity securities of the Company.


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ITEM 7.  EXHIBITS
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                                   DESCRIPTION                             PAGE
                                   -----------                             ----
   (c)  Exhibits

4.1        Amended and Restated Declaration of Trust of CSBI Capital          6
           Trust I dated as of July 15, 1997, by and among the Company, the Regular Trustees, the Property Trustee and the Delaware
           Trustee named therein.

4.2        Indenture between the Company and Wilmington Trust Company,       89
           dated as of July 15, 1997.

4.3        Form of Junior Subordinated Debentures.                          147

4.4        Amended and Restated Series A Capital Securities Guarantee       155
           Agreement, dated July 15, 1997.

10.1       Purchase Agreement dated July 10, 1997, by and among  MDP,       176
           DCG, Olympus, the Trust, the Company and the Initial
           Purchaser named therein.

10.2       Letter Agreement among CSBI, DCG, MDP and Olympus, dated         205
           July 10, 1997.

10.3       Registration Rights Agreement dated July 10, 1997 by and         210
           among the Company, the Trust and the Initial Purchaser.

10.4       Shareholder Agreement, dated June 6, 1997, among DCG, MDP,        *
           Olympus and the other parties named therein. *

10.5       Call Exercise Agreement, dated July 15, 1997, by and among       231
           the Company, the Trust, DCG, MDP and Olympus.

99.1       Schedule of Principal Shareholders as of July 15, 1997.          240




* Incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K/A filed with the Commission on July 11, 1997.


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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMERCE SECURITY BANCORP, INC.



August 7, 1997                      By:  /s/ Curt A. Christianssen
                                       -------------------------------------
                                             Curt A. Christianssen
                                             Senior Vice President
                                             Chief Financial Officer






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